Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEETS
                                     ASSETS
                                 (In thousands)


                                                    September 30,      June 30
                                                        1996            1996
                                                    -------------    ----------
                                                    [Unaudited]

CURRENT ASSETS:

   Cash and Cash Equivalents                      $       3,145   $       2,102
   Cash Held in Escrow                                    1,437             500
   Interest Receivable                                       42             616
   Native American Management Fees and
   Expenses Receivable                                      794             667
   Current Portion - Native American Loan
   Receivable                                             3,748           3,696
   Notes Receivable                                          --          35,000
   Prepaid Expenses and Other Current Assets                189             206
                                                  -------------   -------------


TOTAL CURRENT ASSETS                                      9,355          42,787
                                                  -------------   -------------
FURNITURE, FIXTURES AND EQUIPMENT, net                      117             127

OTHER ASSETS:
   Native American Loan Receivable                        6,474           7,630
   Investments in Native American Management
   Agreements, net                                        2,461           2,677
   Deferred Financing Costs, net                          4,573           6,213
   Deposits and Other Assets                                188             188
   Goodwill, net                                            416             426
                                                  -------------   -------------
TOTAL OTHER ASSETS                                       14,112          17,134
                                                  -------------   -------------
TOTAL ASSETS                                      $      23,585   $      60,048
                                                  =============   =============



The Accompanying Notes are an Integral Part of these Consolidated Financial Statements.

Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEETS
                      LIABILITIES AND STOCKHOLDERS' DEFICIT


                                               September 30,        June 30
                                                  1996                1996
                                               -------------       ---------
                                                [Unaudited]

CURRENT LIABILITIES:

   Accounts Payable and Accrued
     Expenses                                 $       3,011     $       9,943
   Accrued Professional Fees                          1,932             1,917
   Accrued Interest                                  27,130            23,277
   Equipment Notes Payable - Current
     Maturity                                           892             1,290
   Bondholder Consent Fee Note                        1,350             1,350
   Bank Line of Credit                                2,000             2,000
   11.5% Senior Secured Notes Payable -
    [net of Original Issue Discount of
    $2,196 and $2,980]                              124,804           124,020
   Funds held/paid by Trustee for/to
     Senior Secured Noteholders                     (49,986)          (22,489)
   Unsecured 11.5% Term Note Payable                 19,000            19,000

TOTAL CURRENT LIABILITIES:                    $     130,133     $     160,308

LONG-TERM DEBT:                                          --                --

STOCKHOLDERS' DEFICIT:

   Preferred Stock, No Par Value, Authorized
     5,000,000 Shares;                                   --                --
   Common Stock, No Par Value, Authorized
     75,000,000 Shares:
     Issued and Outstanding 19,329,574 Shares        37,617            37,617
   Additional Paid In Capital                         7,877             7,877
   Accumulated Deficit                             (152,042)         (145,754)
                                              --------------    --------------
TOTAL STOCKHOLDERS' DEFICIT:                       (106,548)         (100,260)
                                              --------------    --------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT:  $      23,585     $      60,048
                                              =============     =============





The Accompanying Notes are an Integral Part of these Consolidated Financial Statements.

Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   [UNAUDITED]
                                 (In thousands)

                                                       Three months ended
                                                           September 30,
                                                     1996              1995
                                                 ------------   -------------
REVENUE
   Native American Casino Management
    Fees                                          $  2,137         $   2,718

COSTS AND EXPENSES
   Salaries, Wages and Related Costs                   473               756
   Gaming Development Costs                            296               650
   Professional Fees                                   439               693
   General and Administrative                          488               469
   Depreciation and Amortization                       235               175
   Write-off of Deferred Charges                        --                64
   Reorganization Costs                                243                --
                                             -------------     -------------
Total Costs and Expenses                             2,174             2,807
                                             -------------     -------------

   Loss From Continuing Operations
     before Other Income/[Expense]                     (37)              (89)

Other Income [Expense]:
Interest Income                                        168               515
Interest Expense                                    (4,306)           (4,775)
Gain From Sale of Development Agreement                 --               221
Sale of Management Contract                             --             3,000
                                             -------------     -------------
Total Other Income [Expense], net                   (4,138)           (1,039)
                                             --------------    --------------
Loss From Continuing Operations Before
   Income Tax                                       (4,175)           (1,128)
Provision for State Income Taxes                      (115)               --
                                             --------------    -------------
Loss From Continuing Operations                     (4,290)           (1,128)

Discontinued Operations:
   Loss from Operations of Discontinued
     Business and Other Reorganization
       Items                                            --            (1,600)
                                             -------------     --------------
   Net Loss Before Extraordinary Item        $      (4,290)    $      (2,728)
   Extraordinary Item - Loss From Early
     Extinguishment of Debt                         (1,998)                --
   Net Loss                                         (6,288)           (2,728)

Earnings Per Share:
   Loss From Continuing Operations           $        (.22)     $       (.06)
   Loss From Operations of Discontinued
     Business                                         (.00)             (.08)
   Extraordinary Item                                 (.11)             (.00)
                                             --------------     -------------
   Net Loss                                  $        (.33)     $       (.14)
                                             ==============     =============
   Weighted Average Number of Shares
     Outstanding (in thousands)                     19,330            19,330
                                             ==============     =============




The Accompanying Notes are an Integral Part of these Consolidated Financial Statements.

Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
                                   [UNAUDITED]
                                 (In thousands)


[CAPTION]

                                                   Common Stock               Additional        Accumulated
                                               Shares           Amount         Capital            Deficit



Balance - June 30, 1996                       19,330      $    37,617       $     7,877       $  (145,754)



Net loss for the three
  months ended September 30, 1996                 --               --                --            (6,288)
                                         -----------      -----------       -----------       ------------



Balance - September 30, 1996                  19,330      $    37,617       $     7,877       $  (152,042)
                                         ===========      ===========       ===========       ============







The  Accompanying  Notes are an Integral  Part of these  Consolidated  Financial
Statements.




                                       4




Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   [UNAUDITED]
                                 (In thousands)


                                                             Three months ended
                                                                September 30,
                                                            1996              1995
                                                       --------------     ------------


REVENUE
   Net Loss from Continuing Operations                 $      (4,290)    $      (1,128)
   Adjustments to Reconcile Net Loss to
     Net Cash Provided by Continuing Operations:
       Depreciation and Amortization                             235               174
       Write-off of Deferred Charges                              --                --
       Amortization of Deferred Finance Charges
         and Original Issue Discount and
         Extraordinary Loss From Early
          Extinguishment of Debt                                 426               519
       Gain From Sale of Development Agreement                    --              (221)

     Changes in Assets and Liabilities:
       [Increase] Decrease in:
         Interest Receivable                                     140               399
         Prepaid Expenses and Other Current Assets                18                --
         Management Fees and Expenses Receivable                (128)              976
         Deposits and Other Assets                                --                 8
       Increase [Decrease] in:
         Accounts Payable and Accrued Expenses                    83              (358)
         Accrued Interest Expense                              3,852             4,175
                                                       -------------     -------------

         Total Adjustments                                     4,626             5,736
                                                       -------------     -------------

       Net Cash - Continuing Operations                $         336     $       4,608

         Loss From Discontinued Operations                        --            (1,600)
         Adjustments to Reconcile Loss to Net
           Cash Used in Discontinued Operations:
           Equity in Losses of River City Joint
             Venture                                              --               831
           Change in Net Assets of Discontinued
             Operations                                           --              (192)
                                                       -------------     --------------
       Net Cash - Discontinued Operations                         --              (961)
                                                       -------------     --------------

       Net Cash - Operating Activities                 $         336     $       3,647









The  Accompanying  Notes are an Integral  Part of these  Consolidated  Financial
Statements.




                                      5




Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   [UNAUDITED]
                                 (In thousands)


                                                                 Three months ended
                                                                   September 30,
                                                               1996              1995
                                                           -------------     --------------


INVESTING ACTIVITIES:
   Investment in Property, Vessel and Equipment            $          --     $        (453)
   Advances to Joint Venture                                          --              (630)
   Net Transfers from Restricted Cash                                 --             4,064
   Investments in Management Agreements                               --              (149)
   Native American Casino Development Advances                        --            (1,070)
   Repayment of Native American Notes Receivable                   1,104             9,660
                                                           -------------     -------------

   Net Cash - Investing Activities                         $       1,104     $      11,422

   FINANCING ACTIVITIES:
     Funds Held by Trustee                                            --           (14,386)
     Reduction in Equipment Notes                                   (397)             (428)
     Proceeds From Sale of Development Agreement                      --               292
                                                           -------------     -------------
     Net Cash - Financing Activities                       $        (397)    $     (14,522)
                                                           ==============    ==============

     NET DECREASE IN CASH                                  $       1,043     $         547

     Cash and Cash Equivalents - Beginning of Periods      $       2,102     $       1,187
                                                           -------------     -------------

     Cash and Cash Equivalents - End of Periods            $       3,145     $       1,734
                                                           =============     =============





The  Accompanying  Notes are an Integral  Part of these  Consolidated  Financial
Statements.




                                       6

Part I, Item 1

                       CAPITAL GAMING INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   [UNAUDITED]


Supplemental Disclosures of Cash Flow Information:
--------------------------------------------------

                                             Three months ended
                                                September 30,
                                          1996                 1995



Cash paid during the periods for:
   Interest                            $        27          $        --

   Income Taxes                        $        --          $        --


Supplemental Disclosure of Non-Cash Investing and Financing Activities:
-----------------------------------------------------------------------

         On July 29,  1996,  the  Indenture  Trustee  for the  Company's  Senior
Secured Noteholders distributed an aggregate of $49,986,000 in cash and Purchaser's Notes to the Senior Secured Noteholders on account of principal and accrued interest ("Noteholder Distribution"). The Noteholder Distribution included $28 million in Purchaser's Notes, as well as cash from the sale of CCCD to CMC, proceeds from the early payment of the development loan to the Muckleshoot Tribe, proceeds from the buyout of the Cow Creek contract, $3.2 million in unused restricted cash and other sources. Subsequently, in August 1996 the Purchaser's Notes were redeemed by CMC at 100% of the principal amount plus accrued interest. The remainder is held by the trustee of the Company's Senior Secured Noteholders, including cash escrow balances of $413,030 and $524,017 to secure current and future fees for services of the trustee.







The Accompanying Notes are an Integral Part of these Consolidated Financial Statements.

                       CAPITAL GAMING INTERNATIONAL, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   [UNAUDITED]


[A]      BASIS OF PRESENTATION

     Capital Gaming International, Inc. (the "Company"), together with its subsidiaries, is a multi-jurisdictional gaming company with gaming management interests with Native American Tribes in several states. The management of Native American gaming facilities is conducted through Capital Gaming Management, Inc. ('CGMI"), a wholly-owned subsidiary of the Company. The development of the Narragansett Casino project is conducted through Capital Development Gaming Corp., ('CDGC"), a wholly-owned subsidiary of the Company.

         The Company's CGMI subsidiary currently manages and operates three Native American gaming facilities, which CGMI has developed or expanded into Class III facilities:

     [] Muckleshoot Tribe - Auburn, Washington (Class III facility became operational in April 1995)

     [] Tonto Apache Tribe - Payson, Arizona (Class III facility became operational in April 1995)

     [] Umatilla Tribes - Pendleton, Oregon (Class III facility became operational in March 1995)

         CGMI also has a management contract to develop a Class III facility for the Jena Band of Choctawas Tribe in Louisiana.

         The Company's CDGC subsidiary has a management and development contract with the Narragansett Tribe for the development of a Class III gaming facility in Charlestown, Rhode Island.

         The Company previously had an interest in Crescent City Capital Development Corp. ('CCCD"), a wholly owned subsidiary which had a 50% interest in a joint venture riverboat gaming facility in new Orleans, Louisiana (the "River City Joint Venture"). Due primarily to unforeseen failure of projected market conditions which have been widely reported to have severely and negatively impacted the entire New Orleans riverboat and land-based gaming industry, the gaming facility voluntarily ceased operations in June of 1995 and the River City Joint Venture was terminated in July of 1995. On July 28, 1995, CCCD consented to the entry of an order for relief under Chapter 11 of the U.S. Bankruptcy Code. Since such order, CCCD continued to manage its business and properties as a debtor-in-possession. On May 13, 1996, the Company sold the assets and its remaining interest in CCCD to a wholly owned subsidiary of Casino Magic Corporation (CMC) for an aggregate consideration of $50 million in cash and notes and the assumption of up to $6.5 million in certain equipment liabilities.

         As a result of CCCD's reorganization and sale, the Company is now focusing all of its efforts on (i) restructuring the Company's debt, (ii) maintaining its remaining gaming management contracts with Native American Tribes, (iii) developing the Narragansett Casino, and (iv) seeking new gaming opportunities. In order to restructure its debt, the Company intends to file a consensual, pre-negotiated Plan of Reorganization under Chapter 11 of the Bankruptcy Code which will have the approval of the Steering Committee for its Senior Secured Noteholders (the "Restructuring Case"). The Company believes that a pre-negotiated plan of reorganization has many benefits including an expedited time frame for confirmation of approximately 120 days or less. See "Going Concern and Planned Restructuring".

         The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, such statements include all adjustments [consisting only of normal recurring items] which are considered necessary for a fair presentation of the financial position of the Company at September 30, 1996, and the results of its operations and cash flows for the periods then ended. Results of operations for interim periods are not necessarily indicative of a full year of operations. The expenses incurred by CCCD to maintain the physical assets and maintain certain administrative requirements are reflected as part of Discontinued Operations in the Statement of Operations for all periods presented. It is suggested that these financial statements be read in conjunction with the financial statements and notes included in the Capital Gaming International, Inc. Form 10-K for the fiscal year ended June 30, 1996 and as filed with the Securities and Exchange Commission ('SEC").

         Certain reclassifications have been made to the prior period financial statements to conform to classifications used in the current period.

[B]      CONSOLIDATION

         The accompanying consolidated financial statements include the accounts
of  the  Company  and  all  of  its  wholly  owned  subsidiaries.   Intercompany
transactions and balances have been eliminated in consolidation.

[C]      SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies of the Company are set forth in the Company's Form 1o-K, as amended, for the year ended June 30, 1996, as filed with the Securities and Exchange Commission.

[D]      GOING CONCERN AND PLANNED RESTRUCTURING

         As shown in the accompanying financial statements, the Company has a stockholders' deficit of approximately $107 million. At September 30, 1996 the Company's current liabilities exceeded its current assets by approximately $121 million. Additionally, the Company is a party to various legal and other actions as a result of the cessation of certain operations and defaults on debt. Those factors created uncertainty about the Company's ability to continue as a going concern. The ultimate liability resulting from those matters cannot presently be determined.

         Management is taking the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue in existence: (1) restructure substantially all of the Company's indebtedness, (2) continue to provide management services under the Company's Native American gaming operations, (3) develop the Narragansett Casino, and (4) seek new gaming opportunities. The ability of the Company to continue as a going concern is dependent on the success of those plans. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         In connection with the restructuring of the Company's outstanding debt, the Company anticipates that it will file a consensual, pre-negotiated Plan of Reorganization (the "Prenegotiated Plan") under Chapter 11 of the U.S. Bankruptcy Code which will have the approval of the Steering Committee for its Senior Secured Noteholders which is comprised of greater than two-thirds of the Senior Secured Noteholders (the "Restructuring Case"). The Company believes that the filing of a Prenegotiated Plan has many benefits including an expedited time frame for confirmation of approximately 120 days or less. AT this time the Company cannot project the terms of the Prenegotiated Plan or any other plan of reorganization and their is no assurance that any plan of reorganization filed by the Company will be consummated. The consummation of a plan of reorganization will be dependent upon the satisfaction of numerous conditions, including, among others, the acceptance of such plan by at least one class of impaired claims and confirmation by the Bankruptcy Court. Acceptance by a class of creditors requires the approval of holders of two-thirds in principal amount and more than one-half in number of those voting in such class. There is no assurance that the required conditions of any plan of reorganization filed by the Company will be met. If the Company does file a voluntary petition for relief under Chapter 11, it is not possible to predict the length of time the Company will be able to operate under the protection of Chapter 11, the outcome of the Chapter 11 proceedings in general, or the effect of such proceedings on the remaining business of the Company.

         While the Company cannot predict the terms of its restructuring, the Restructuring Case is most likely to take the form of an exchange of all or a substantial portion of the Company's debt for equity. Given the secured position of the Company's Senior Secured Noteholders and the substantial amount by which the Company's liabilities exceeds its assets, it is likely that the consummation of any plan of reorganization proposed with respect to the Company will result in substantial dilution of the Company's shareholders which could result in their retaining little, if any, equity interest in the Company.

         The Company believes that any plan of reorganization consummated by the Company will not require a restructuring of the operations of CGMI or CDGC. Furthermore, the Company does not believe it will be necessary and does not intend to file any Restructuring Case for CGMI or CDGC. The Company does not believe that the Restructuring Case will adversely affect the existing management and development contracts of CGMI and CDGC and does not constitute a default under any such agreements. However, there can be no assurance that the Company's Native American casino management contracts will not be adversely affected by the Restructuring Case.

         The management contract with the Muckleshoot Indian Tribe provides that any decree or judgment of insolvency against "Capital" (defined collectively as the Company and CGMI) is an event of default allowing the tribe to terminate the contract. The management contracts with the Tonto Apache Tribe and the Umatilla Tribe generally provide that the tribe may terminate the agreement if CGMI files or consents to the filing of an involuntary petition in bankruptcy under Chapter
7. The Company does not believe that the Restructuring Case will constitute an event of default under any of these provisions.

         Section 382 of the Internal Revenue Code of 1986 provides that in the event of an "Ownership Change" within the meaning of such Section, the Company's use of its tax net operating loss carryforwards could be severely limited.
Although there can be no assurance, the Company believes that an "Ownership Change" within the meaning of such Section will not occur. Additionally, it is possible that the Company's net operating loss carryforwards will be substantially reduced or eliminated by cancellation of debt income in connection with the contemplated planned restructuring.

         The issuance of common stock in the restructuring to any holder of debt resulting in such holder becoming a substantial stockholder of the Company (greater than 5%) may require such stockholder to obtain certain licensing and other consents.

[E]      FUNDS HELD (PAID) BY TRUSTEE FOR (TO) SENIOR SECURED NOTEHOLDERS

         On July 29, 1996, the trustee for the Senior Secured Noteholders distributed a total of $49,986,000 to the Senior Secured Noteholders as follows:
(i) $21,986,000 in funds previously held by the trustee, and (ii) $28,000,000 in Casino Magic notes from the sale of the Company's CCCD subsidiary. Due to the Company's previous default on the Senior Secured Note obligation, the specific application of these repayments is not known at this time. The balance sheet as of September 30, 1996 therefore reflects a $49,986,000 contra-liability related to Senior Secured Noteholder indebtedness. Interest expense for the period subsequent to July 29, 1996 has been recorded based on an estimated liability after the repayment of approximately $99,000,000. The cash balances remaining with the trustee after the Senior Secured Note repayment have been reclassified as current assets as of September 30, 1996.

[F]      RHODE ISLAND DEVELOPMENT PROJECT

         Native American Casino [Rhode Island] - In August 1994, a Tribal-State Compact was entered into between the Narragansett Indian Tribe and Governor Bruce Sundlun of Rhode Island. In October and November of 1994, two lawsuits were filed (including one by Rhode Island Attorney General Pine) seeking to void the Tribal-State Company on the grounds that the Governor lacked the authority to bind the State absent legislative approval. In 1995, the State's new governor, Governor Almond, joined in the Pine Case.

         In February of 1996, the United States District Court for the District of Rhode Island held that the Compact was void. The State has subsequently refused to negotiate with Tribe.

         In addition, in September of 1996, federal legislation was entered as an amendment (introduced by U.S. Senator John Chaffee of Rhode Island) to the Omnibus Appropriations Bill which has the effect of excluding the Narragansett Tribe's reservation (where the gaming facility is currently planned to be built) from the benefits of IGRA.

         Although there can be no assurance, the Company believes that there is a chance that the Chaffee amendment may be overturned in the next Congressional session. In addition, the Secretary of the Interior has requested comments as to whether the Secretary can enact Secretarial procedures to permit gaming under IGRA for Tribe's in States (such as Rhode Island) that refuse to negotiate Tribal-State Compacts in good faith. If the Secretary concludes that he has such authority, the Company believes that the Secretary may adopt such procedures sometime in 1997. On April 16, 1996, the Narragansett Tribe filed a petition with the Secretary requesting that the Secretary adopt procedures applicable to gaming by the Tribe. Unless the Chaffee amendment is overturned, however, there can be no assurance that the Secretary will have the authority to impose a compact on the State of Rhode Island. In spite of the set-back caused by the Chaffee amendment, the Company intends to pursue the Narragansett development project.

         CDGC has entered into a management contract with the Narragansett Tribe (the "Narragansett Contract"). As amended, the Agreement provides for CDGC to receive an annual management fee of 30% of net revenues (as defined) of the facility for the first five years and 20% for the remaining two years. As part of the amended management contract, the Company will advance a construction loan to be repaid over a seven year period. The amended Narragansett Contract was submitted to the NIGC for approval in June of 1995 and until approved is not legally binding, or enforceable against the Tribe. No assurance can be given that, or when, such approval will be obtained. It is possible, as a condition of obtaining such approval, that the NIGC will require modifications to be made to the contract, some of which may be material.

         In August 1996, the NIGC submitted comments on the Narragansett Contract. In light of the decision by the United States District Court invalidating the Tribal-State Compact, the NIGC has informed the Company and the Tribe that they will only consider at this time a contract relating solely to Class II gaming. In light of this, the Company currently intends to bifurcate the Narragansett Contract and submit only the portions relating to Class II gaming and return the Class III contract as a development contract until such time as a compact for Class III gaming is signed. Unless the Chaffee amendment is overturned, however, there can be no assurance that the Chairman of the NIGC will have the authority to approve the Narragansett contract.

[G]      INCOME TAXES

         Effective July 1, 1993, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 109 "Accounting for Income Taxes." The Statement requires that deferred income taxes reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts. The effect of the adoption is not material to the financial statements.

         As of September 30, 1996, the Company has a net operating loss carryforward in excess of approximately $72 million which begins to expire in 2009. As a result the Company has recorded a deferred tax asset of approximately $24.5 million which has been offset by an allowance of $24.5 million as realization cannot be assured at this time. Additionally, it is possible that the Company's net operating loss carryforwards will be substantially reduced or eliminated by cancellation of debt income in connection with the contemplated planned restructuring.

[H]      SALE OF CRESCENT CITY CAPITAL DEVELOPMENT

         On May 13, 1996, the Company sold substantially all of its remaining assets in the CCCD subsidiary to a wholly owned subsidiary of Casino Magic Inc. ("CMC") for $56,500,000 as follows:

                  Notes                                       $35,000,000
                  Cash                                         15,000,000
                  Assumption of Equipment Liability             6,500,000
                                                              -----------
                                                              $56.500,000
         During the quarter ending September 30, 1996, the trustee for the Senior Secured Noteholders transferred $28,000,000 of the CMC notes to the Senior Secured Noteholders. In addition, the remaining $7,000,000 of notes were transferred to the CCCD bankruptcy trustee in settlement of previously recorded liabilities. In August 1996 the CMC notes were redeemed by CMC at 100% of the principal amount plus accrued interest.

[I]      EXTRAORDINARY LOSS FROM EARLY EXTINGUISHMENT OF DEBT

         The payment to the Senior Secured Noteholders resulted in a loss from early extinguishment of debt of approximately $1,998,000. The loss is primarily a result of the write-off of unamortized original issue discount and unamortized deferred finance costs related to the principal amount of the notes retired (See Note E).





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